THRIVENT MUTUAL FUNDS

Supplement to Prospectus Class A and B Shares
Dated February 28, 2007

With respect to OPTIMUM(R) Account

Effective July 10, 2007, the OPTIMUM Account will no longer be offered to Class A shareholders of the Thrivent Money Market Fund. The "OPTIMUM Account" section of the prospectus is therefore deleted.

The date of this Supplement is July 2, 2007

Please include this Supplement with your Prospectus